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                                                                      EXHIBIT 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that, the undersigned, a director of Dover Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas L. Reece, Robert G. Kuhbach and Joseph W. Schmidt, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for and on behalf of the undersigned and in his/her name, place and stead, to sign, execute and affix the undersigned's name thereto and file the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and any amendments thereto, with the Securities and Exchange Commission and any other appropriate authority, granting unto such attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 27th day of February, 2004.

                                          /s/ DAVID H. BENSON
                                          --------------------------------------
                                          David H. Benson

                                          /s/ JEAN-PIERRE M. ERGAS
                                          --------------------------------------
                                          Jean-Pierre M. Ergas

                                          /s/ KRISTIANE C. GRAHAM
                                          --------------------------------------
                                          Kristiane C. Graham

                                          /s/ RONALD L. HOFFMAN
                                          --------------------------------------
                                          Ronald L. Hoffman

                                          /s/ JAMES L. KOLEY
                                          --------------------------------------
                                          James L. Koley

                                          /s/ RICHARD K. LOCHRIDGE
                                          --------------------------------------
                                          Richard K. Lochridge

                                          /s/ THOMAS L. REECE
                                          --------------------------------------
                                          Thomas L. Reece

                                          /s/ BERNARD G. RETHORE
                                          --------------------------------------
                                          Bernard G. Rethore

                                          /s/ GARY L. ROUBOS
                                          --------------------------------------
                                          Gary L. Roubos

                                          /s/ MICHAEL B. STUBBS
                                          --------------------------------------
                                          Michael B. Stubbs